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                                                                   EXHIBIT 10.15


                            SCHEDULE OF PARTICIPANTS

                   SONAT INC. EXECUTIVE LIFE INSURANCE PROGRAM


         The following are participants in the Sonat Inc. Executive Life Insurance Program, form of which is filed as Exhibit 10-(20) to the Sonat Inc. Annual Report on Form 10-K for the year ended December 31,1 990:

                               Thomas W. Barker, Jr.
                               Richard B. Bates
                               Beverley T. Krannich
                               Ronald L. Kuehn, Jr.
                               James E. Moylan, Jr.
                               John M. Musgrave
                               James A. Rubright
                               Donald G. Russell
                               William A. Smith